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                                                                    Exhibit 10.4

                          1998 STOCKHOLDERS' AGREEMENT
                          ----------------------------

     The undersigned, SH Investment Limited, a Cayman Islands corporation ("Transferee"), does hereby enter into that certain 1998 Stockholders' Agreement dated as of October 29, 1998 (the "Stockholders' Agreement", a copy of which is attached hereto as Exhibit "A"; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Stockholders' Agreement), by and among Simmons Holdings, Inc., a Delaware corporation ("Holdings"), Simmons Company, a Delaware corporation (the "Company"), State Street Bank and Trust Company, solely as trustee of the Simmons Company Employee Stock Ownership Trust (the "Trust") and the certain additional investors listed on Exhibit A to the Stockholders' Agreement (such additional investors, collectively, the "Investcorp Stockholders"), as of this 29th day of October, 1998.


     WHEREAS, Holdings, the Company, MergerCo, the Trust and the Investcorp Stockholders did enter into the Stockholders' Agreement, pursuant to which those stockholders party to the Stockholders' Agreement were granted certain rights pertaining to their holdings of Holdings capital stock (the "Holdings Stock");

     WHEREAS, each of the holders of Holdings Stock listed on Exhibit "B" hereto (collectively, the "Transferors") desires to transfer all of its shares of Holdings Stock (the "Transfer Shares") to the Transferee pursuant to transfer agreements of even date herewith; and

     WHEREAS, the Stockholders' Agreement provides that the transfers by the Transferors contemplated hereby are permitted pursuant to the terms thereof, subject to Transferee's executing this Agreement and subjecting itself and the Transfer Shares to the terms and conditions of the Stockholders' Agreement;

     NOW, THEREFORE, in consideration of the premises set forth herein, and the mutual premises, representations, warranties, agreements and covenants set forth in the Stockholders' Agreement, Transferee does hereby enter into the Stockholders' Agreement as an "Investcorp Stockholder" as defined therein, and does subject itself to all of the rights and obligations provided as to Investcorp Stockholders in the Stockholders' Agreement, all as of this 29th day of October, 1998.





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     IN WITNESS WHEREOF, the undersigned has hereunto set its hand on behalf of
Transferee as of this 29th day of October, 1998.


                              SH INVESTMENT LIMITED, a
                              Cayman Island corporation


                              By: /s/ Sydney J. Coleman
                                 ----------------------
                                      The Director Limited
                                      Director